UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange (“NYSE”) Toronto Stock Exchange (“TSX”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 2, 2022, Waste Connections, Inc. (“Waste Connections” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Offering”) by Waste Connections of $500 million aggregate principal amount of its 3.200% Senior Notes due 2032 (the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering has been registered under the Securities Act, pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-259244), as supplemented by the Prospectus Supplement, dated March 2, 2022, relating to the Notes (together with the accompanying base prospectus, dated September 1, 2021, the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act on March 3, 2022.

As more fully described under the caption “Underwriting (Conflicts of Interest)” in the Prospectus Supplement, from time to time, certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. In addition, certain of the Underwriters or their affiliates serve various roles under the revolving credit facility provided for under the Company’s credit agreement, and, as a result, such Underwriters or their affiliates will indirectly receive a portion of the proceeds of the Offering.

The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2022, Waste Connections issued a press release announcing the launch of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On March 2, 2022, Waste Connections issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Safe Harbor and Forward-Looking Information

This document contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”), including “forward-looking information” within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect Waste Connections’ current beliefs and expectations regarding future events, including the completion of the Offering. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “estimates,” “continue,” “intends” or other words of similar meaning, although not all forward-looking statements contain these identifying words. All of the forward-looking statements included in this document are made pursuant to the safe harbor provisions of the PSLRA and applicable securities laws in Canada. Forward-looking statements involve risks, assumptions and uncertainties. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to, risk factors detailed in the Prospectus Supplement, which is a part of the Registration Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and those risk factors set forth from time to time in the Company’s other filings with the SEC and the securities commissions or similar regulatory authorities in Canada. The closing of the Offering is subject to market conditions and a number of other conditions and approvals. The final terms may vary as a result of such market and other conditions. There can be no assurance that the Offering will be completed as described herein or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Waste Connections undertakes no obligation to update the forward-looking statements set forth in this document, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 2, 2022, by and among Waste Connections, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press Release, dated March 2, 2022, announcing the launch of the Offering.

99.2	Press Release, dated March 2, 2022, announcing the pricing of the Offering.

104	The cover page of Waste Connections, Inc.’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2022	WASTE CONNECTIONS, INC.

	By:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief Financial Officer